UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2017

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including

area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.                            Other Events.

On May 15, 2017, Global Partners LP, a Delaware limited partnership (the “Partnership”), filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement, dated May 15, 2017, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, (the “ATM Prospectus”), relating to the offer and sale of the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $50,000,000 (the “Common Units”), which remain unsold under the Partnership’s existing at-the-market offering program. The ATM Prospectus was filed in order to permit sales of the Common Units pursuant to the Partnership’s shelf registration statement on Form S-3 (File No. 333-212172), which was declared effective by the SEC on July 5, 2016 and replaced the Partnership’s previously filed shelf registration statement on Form S-3 (File No. 333-188982).

This Current Report on Form 8-K is being filed to provide the legal opinions of the Partnership’s counsel, Vinson & Elkins L.L.P., regarding the legality of the offered Common Units and tax matters, which opinions are attached hereto as Exhibits 5.1 and 8.1.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
5.1	Opinion of Vinson & Elkins L.L.P. as to legality of the offered Common Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP
	By:	Global GP LLC,
its general partner

Dated: May 15, 2017	By:	/s/ Edward J. Faneuil
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Vinson & Elkins L.L.P. as to legality of the offered Common Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1).

23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1).